PROPERTY, EQUIPMENT AND INTANGIBLE ASSETS, NET - Summary of Estimated Amortization Expenses for Intangible Assets (Details)	Dec. 31, 2023 USD ($)
Property Equipment And Intangible Assets [Abstract]
2024	$ 15,018
2025	15,018
2026	15,018
Total	$ 45,054